CREDIT SUISSE FIRST BOSTON
CREDIT SUISSE FIRST BOSTON  11 MADISON AVE NEW YORK, NY 10010  212-325-3295
--------------------------------------------------------------------------------
                            REAL ESTATE FINANCE GROUP


                                                            Trading Acct:  WLS
                                                            Hedges:        RA52


                              **PRICING RESULTS**
                                 CSFB 2002-CKP1
                             Dated Date: 03/01/02
                             Settle Date: 03/28/02
                               (27 days accrued)
                              Rated Final 12/2035
                               First Pay 4/17/01


NOTE/BAOND    $ PRX
----------    ---------
2              99-2 1/4
5              95-8 1/4
10             96-25+
30             94-31



ISSUE        YIELD/SPREAD
-----        ------------
2yr            3.494
5yr            4.640
10yr           5.294
30yr           5.733
2yr Swaps      43.50
3yr Swaps      68.00
4yr Swaps      70.75
5yr Swaps      61.75
6yr Swaps      71.50
7yr Swaps      76.00
8yr Swaps      75.70
9yr Swaps      72.75
10yr Swaps     69.00
11yr Swaps     74.00






                                            INITIAL      AVG           MOD.      ASSUMED
CLASS        RATING         ($) BALANCE      COUPON     LIFE       DURATION      MATURITY             SPREAD       INDEX
-----        ------         -----------      ------     ----       --------      --------             ------       ------
 A-1         Aaa/AAA         54,740,000     4.6270%      2.5          2.274      November 2006          35         Swaps
 A-2         Aaa/AAA        112,435,000     6.2210%      7.5          5.778      August 2011            45         Swaps
 A-3         Aaa/AAA        601,059,000     6.4390%      9.6          6.967      January 2012           47         Swaps
  B          Aa2/AA          39,715,000     6.5740%      9.8          7.025      February 2012          59         Swaps
  C          Aa3/AA-         13,652,000     6.6570%      9.9          7.027      February 2012          67         Swaps
  D           A2/A           26,063,000     6.7160%      9.9          7.007      February 2012          73         Swaps
  E           A3/A-          14,893,000     6.8010%     10.0          7.013      March 2012             81         Swaps
  F         Baa1/BBB+        13,652,000     7.0670%     10.0          6.930      March 2012            108         Swaps
  G         Baa2/BBB         14,893,000     7.1650%     10.0          6.897      March 2012            118         Swaps
  H         Baa3/BBB-        14,893,000     7.4339%     10.0          6.828      March 2012            148         Swaps
J-AD        Baa3/BBB-        19,857,000     6.2940%      3.9          3.239      January 2010          143         Swaps
A-SP         Aaa/AAA        591,275,000     0.9150%      7.0          3.133      March 2009            142      Treasuries


CLASS           $ PRICE          YIELD                   CUSIP    CLEARING
-----           -------          -----                   -----    --------
 A-1               100         4.5930%             22540V C5 9       DTC
 A-2             100-16        6.1750%             22540V C6 7       DTC
 A-3             100-16        6.4190%             22540V C7 5       DTC
  B              100-16        6.5570%             22540V C8 3       DTC
  C              100-16        6.6430%             22540V C9 1       DTC
  D              100-16        6.7030%             2254OV D2 5       DTC
  E              100-16        6.7890%             22540V D3 3       DTC
  F              100-16        7.0610%             22540V D4 1       DTC
  G              100-16        7.1610%             22540V D5 8       DTC
  H               99-12        7.4610%             22540V D6 6       DTC
J-AD              99-25        6.3690%             22540V D7 4       DTC
A-SP             4.3606        6.3170%             22540V E8 1       DTC





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This investment summary is a computational, structural and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. NO PURCHASE OF ANY SECURITIES MAY BE MADE UNLESS AND UNTIL A FINAL PROSPECTUS, PROSPECTUS SUPPLEMENT OR SIMILAR PRIVATE PLACEMENT MEMORANDUM HAS BEEN RECEIVED BY A POTENTIAL INVESTOR AND SUCH INVESTOR HAS COMPLIED WITH ALL ADDITIONAL RELATED OFFERING REQUIREMENTS. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                                                                  March 13, 2002